Exhibit 10

                      STERLING BANCORP STOCK INCENTIVE PLAN
                    (Amended and Restated as of May 20, 2004)

            1. Purposes.

            The purposes of this Sterling Bancorp Stock Incentive Plan (the "Plan") are (i) to strengthen the ability of Sterling Bancorp (the "Company") and its subsidiaries to attract and retain employees and directors of high competence and (ii) to increase the identity of interests of such employees and directors with those of the Company's shareholders.

            2. Elements of the Plan.

            The Plan provides the Company's Board of Directors (the "Board") with the discretion to grant or award participants incentives relating to the Company's Common Shares, $1 par value (the "Shares"), utilizing (1) incentive stock options, (2) nonqualified stock options and (3) restricted stock. In connection with the grant of options, the Board shall have the authority to grant stock appreciation rights. Options, restricted stock and stock appreciation rights (collectively, "Awards") may be granted to participants singly or in any combination which the Board deems appropriate, provided that no stock appreciation right may be granted unless in connection with an option.

            3. Shares Subject to the Plan.

            The maximum aggregate number of Shares as to which options may be granted or restricted stock awarded under this Plan shall be 2,650,000 Shares, with 565,811 remaining available for grant as of May 20, 2004, after adjustment in accordance with Section 12(a) for stock dividends and stock splits in respect of Shares occurring since the adoption of the Plan, and excluding Shares as to which option grants to directors will be made pursuant to the appendices hereto. Such Shares shall be subject to adjustment as provided in Section 12 hereof and may be either authorized but unissued Shares, or Shares previously issued and reacquired by the Company. If and to the extent options granted under the Plan terminate, expire or are canceled without having been exercised, or if any Shares of restricted stock are forfeited, the Shares subject to such option or award shall again be available for purposes of the Plan.

            4. Plan Administration.

            The Plan shall be administered by the Board. The Board may delegate this or any other authority granted it hereunder to a committee which shall consist of at least three members of the Board (the "Stock Plans Committee"). Other than as stated in the appendices hereto, no member of the Stock Plans Committee shall be eligible to participate in the Plan. Any references herein to the "Board" shall be deemed to refer to


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                                                                      Exhibit 10

either the Board or the Stock Plans Committee if authority to administer the Plan has been delegated to such Committee. The Board shall have the sole authority to determine (a) the officers and employees to whom Awards shall be granted under the Plan; (b) the type, size and terms of the Awards to be made to each officer, employee, or director selected; (c) the time when Awards will be granted and the duration of the exercise period; and (d) any other matters arising under the Plan. The Board shall have full power and authority to administer and interpret the Plan and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for conduct of its business as it deems necessary or advisable. The Board's interpretations of the Plan and all determinations made by the Board pursuant to the powers vested in hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any Awards granted hereunder.

            A majority of the Board shall constitute a quorum for purposes of meetings which may be held at such times and places and on such notice as the Board deems appropriate. All actions and determinations of the Board shall be made by not less than a majority of its members and may be made at a meeting or by written consent in lieu of a meeting.

            5. Eligibility for Participation.

            All officers and other key employees (the "Participants") of the Company or any of its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")) (the "Subsidiaries"), and all members of the Board who are not also employees or officers of the Company or any of its Subsidiaries (the "Non-Employee Directors") will be eligible to participate in the Plan. The provisions pertaining to option grants to Non-Employee Directors and terms and conditions of such options are not limited to the option grants provided in the appendices hereto. Nothing contained in this Plan shall be construed to limit the right of the Company or any Subsidiary to grant options otherwise than under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation, or otherwise, of the business or assets of any corporation, firm or association, including options granted to officers or employees thereof who become officers or employees of the Company or a Subsidiary, or for other proper corporate purposes.

            6. Granting of Options.

                  (a) The Board shall have the right to grant Participants stock options on the terms and conditions set forth herein. Such options shall be "Incentive Stock Options" if the Board so designates such options and they comply with Section 422 of the Code; otherwise they shall be "Nonqualified Stock Options". The purchase price of each Share subject to an Incentive Stock Option shall be the fair market value of a share of such stock on the date such Incentive Stock Option is granted, provided, however, that any Incentive Stock Option granted to a Participant who owns more than l0% of the total combined voting power of all classes of stock of the Company or any subsidiary or any parent corporation (as defined in Section 424(e) of the Code) of the Company (a "10% Stockholder") shall not be less than 110% of such fair market value.


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                                                                      Exhibit 10

The purchase price of each Share subject to a Nonqualified Stock Option shall be such price (which may be less than its fair market value) as is determined by the Board on or before the date such Nonqualified Stock Option is granted. The fair market value shall be determined in any reasonable manner approved by the Board.

                  (b) The Board may prescribe such other terms as it deems desirable or as may be necessary to qualify the grant of Incentive Stock Options under the provisions of Section 422 of the Code. The Board may also authorize acceleration of the exercisability of an option or installment thereof.

                  (c) The Board may grant at any time new Incentive Stock Options to a Participant who has previously received Incentive Stock Options or other options whether such prior Incentive Stock Options or other options are still outstanding, have previously been exercised in whole or in part, or are canceled in connection with the issuance of new Incentive Stock Options. If the aggregate fair market value (determined as of the date of grant) of the Shares subject to Incentive Stock Options that first become exercisable by a Participant in any calendar year exceeds $100,000, the excess is to be treated as Nonqualified Stock Options to the extent required by Section 422(d) of the Code.

            7. Terms of Options.

            Unless the option agreement provides otherwise, options granted hereunder shall be exercisable for a term of ten years from the date of grant; provided, however, that any Incentive Stock Option granted to a 10% Stockholder may not be exercisable for a term of more than five years from the date of grant.

            8. Exercise of Options.

                  (a) Unless the option agreement provides otherwise, options granted hereunder shall be exercisable for cash or any other property (including Shares or, to the extent permitted by applicable corporate law, promissory notes) deemed acceptable by the Board; provided that, in the case of payment by a promissory note the Participant shall pay in cash or other property an amount equal to at least the par value of the Shares being purchased, and, if the option is an Incentive Stock Option, the note shall bear a sufficient rate of interest so that the exercise price for the purpose of the Code shall be no less than the fair market value on the date such Incentive Stock Option was granted on the Common Shares being purchased. Unless the Board provides otherwise, or if the following sentence or Section 12(d) below applies, Incentive Stock Options will become exercisable in installments on a cumulative basis at a rate of twenty-five percent (25%) per year, beginning on the first anniversary of the date of grant, and Nonqualified Stock Options will become exercisable six months after the date of grant. Notwithstanding anything in this Section 8 to the contrary, all unexercised options granted to any Participant under this Plan shall become immediately exercisable upon termination of the Participant's employment by the Company or any of its Subsidiaries without "Cause." For purposes of this Plan, a Participant's employment shall be deemed to be terminated for "Cause" only if the Participant is discharged by the Company or any of its


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                                                                      Exhibit 10

Subsidiaries on account of (i) being convicted of, or pleading guilty or no contest to, a felony, (ii) the Stock Plans Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company or any of its Subsidiaries or (iii) the Participant's continuous use of illegal drugs or alcohol which significantly impacts the Participant's performance of his duties to the Company or any of its Subsidiaries.

                  (b) No fractional Shares, or cash in lieu thereof, shall be issued under this Plan or under any option granted hereunder. Except as otherwise provided herein, no option may be exercised at any time, unless the holder is then an officer, employee, or director of the Company or a Subsidiary and has continuously remained an officer, employee, or director at all times (other than on an absence for an approved leave of absence or service in the Armed Forces) since the date of grant of such option.

                  (c) Options shall be exercised by a Participant giving written notice of such exercise to the Company, provided that an option may not be exercised at any one time as to less than 100 Shares (or such number of Shares as to which the option is then exercisable if less than 100).

                  (d) An Incentive Stock Option shall be exercisable during a Participant's lifetime only by the Participant, or, if the Participant has become disabled, by his legal representative.

            9. Exercise on Termination of Employment.

                  (a) If a Participant ceases to be an officer, employee, or director for any reason other than death, disability or termination of employment by the Company with Cause, any unexercised portion of his option shall remain exercisable for a period of three months after the date of such termination to the extent that it was exercisable at the time of such cessation.

                  (b) If, prior to the expiration date of the option, a Participant shall cease to be an officer, employee, or director by reason of disability (with respect to a holder of an Incentive Stock Option, within the meaning of Section 22(e)(3) of the Code and, with respect to a holder of a Nonqualified Stock Option, permanent and total disability, as determined by the Board), he may exercise any option he holds for a period of one year after the date of cessation of his service as an officer, employee, or director to the extent that it was exercisable at the time of such cessation.

                  (c) If, prior to the expiration date of the option, a Participant shall die while an officer, employee, or director of the Company or a Subsidiary, any unexercised portion of such option shall expire one year after his death, and during such one year period, his legal representatives, heirs or legatees shall have the same rights to exercise the unexercised portion of the option as the Participant would have had if he were still an officer, employee, or director of the Company.


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                                                                      Exhibit 10

                  (d) If, prior to the expiration of any option, a Participant ceases to be an officer, employee, or director by reason of termination of his employment by the Company for Cause, the unexercised portion of such option shall automatically terminate.

                  (e) Notwithstanding anything in this Section 9 to the contrary, in no event shall any option be exercised after its expiration date.

            10. Stock Appreciation Rights.

                  (a) Concurrently with the grant of any option under this Plan, the Board may award a Participant a "Stock Appreciation Right" which shall provide the Participant the right to receive cash in lieu of the purchase of Shares under such option. Such rights shall only be granted in conjunction with options and may not be granted alone.

                  (b) Unless the Board, in its sole discretion, provides otherwise, Stock Appreciation Rights shall be exercisable upon the same conditions as the related option is exercisable under Section 7, 8 and 9 hereof.

                  (c) The amount to which a Participant shall be entitled upon the exercise of any Stock Appreciation Right shall be determined by multiplying
(i) the number of Shares with respect to which the Stock Appreciation Right is exercisable by (ii) the amount, if any, by which the fair market value of a Share on the exercise date exceeds the exercise price of the related option. Such amount shall be payable in cash or Shares (valued at their fair market value on the exercise date) or a combination of cash and shares, as determined by the Board.

                  (d) The exercise of any Stock Appreciation Right shall reduce the number of Shares subject to the related option.

            11. Restricted Stock Awards.

                  (a) The Board shall have the authority to award Participants Shares which shall be restricted as provided herein to avoid immediate taxation under the Code.

                  (b) Such restricted stock may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by a Participant, except as provided below. The Board may place such additional restrictions as it may deem appropriate on the restricted stock. As a condition to the receipt of any Shares awarded under this Plan, a Participant shall execute and deliver to the Company an instrument in writing, in form approved by the Board, wherein he agrees to the above restrictions and the legending of the certificates representing his Shares with respect thereto. Notwithstanding such restrictions, however, a Participant shall be entitled to receive all dividends declared on and to vote any Shares held by him and to all other rights of a shareholder with respect thereto.


                                       53
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                                                                      Exhibit 10

                  (c) If a Participant terminates his service as an officer, employee, or director for any reason, his rights with respect to any Shares which remain restricted hereunder shall be as provided in a written agreement between the Participant and the Company relating to the award and forfeiture of Shares hereunder.

                  (d) Subject to subsection (c) hereof or to the extent otherwise provided in any written Agreement between the Participant and the Company relating to the award of Shares hereunder, the restrictions set forth in this Section on Shares awarded under this Plan shall lapse ratably over a period of five years from the date of award. The Board may, in its discretion, waive such restrictions at any time. Notwithstanding anything in this Section 11 to the contrary, the restrictions on Shares awarded under this Section 11 shall immediately lapse upon termination of the Participant's employment by the Company without Cause.

            12. Adjustments for Certain Events.

                  (a) If there is any change in the number of Shares through the declaration of stock dividends or through recapitalization resulting in stock splits, or combinations or exchanges of such Shares, the number of Shares available for options or awards and the number of Shares covered by outstanding options or awards, and the price per Share of such options or the applicable market value of awards, shall be proportionately adjusted by the Board to reflect any increase or decrease in the number of issued Shares; provided, however, that any fractional Shares resulting from such adjustment shall be eliminated.

                  (b) In the event of any sale of all or substantially all of the assets of the Company, merger or consolidation, corporate separation or division (including split-up or split-off), or reorganization or dissolution or liquidation of the Company (each such event, an "Event"), the Board shall make such provision for the holders of Awards as it deems equitable. The actions which the Board shall have authority to take shall include (i) adjustment of outstanding options so that after the Event each holder of any option becomes entitled to receive upon exercise of the option at the option price the kind and amount of shares of stock or other securities, property, cash or combination thereof to which a holder of the number of Shares for which the option might have been exercised immediately prior to such Event is entitled thereafter; (ii) if the Event involves the acquisition by another corporation of all or substantially all of the Company's assets, or a merger or consolidation of the Company in which another corporation is the surviving or resulting corporation and if such other corporation is prepared to assume the options then outstanding or to substitute its options therefor, provision for such assumption or substitution; or (iii) provision that each Award granted under the Plan shall terminate as of the date fixed by the Board, with not less than twenty (20) days written notice of the date fixed to be given to each Participant and each Participant to have the right during the twenty (20) days preceding such termination to exercise the Awards as to all or any part of the Shares covered thereby, including installments as to which such Awards would not otherwise be exercisable.


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                                                                      Exhibit 10

                  (c) The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of fractional Shares, and, provided that any such adjustment with respect to an Incentive Stock Option in connection with a transaction to which Section 424(a) of the Code applies shall be done in accordance with the provisions of such Section 424(a) unless the Board specifically determines otherwise.

                  (d) In the event of a Change of Control, all Awards granted under the Plan shall become immediately exercisable. For purposes of this Plan, "Change of Control" shall mean the earliest to occur of:

            i. The acquisition by any individual, entity or group (within the meaning of section 13(d)(3) or 14(d)(1) of the Securities Exchange Act of 1934 (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d 3 promulgated under the Exchange Act) of voting securities which together with the beneficial ownership of voting securities theretofore held comprises 20% or more of either (1) the then outstanding common shares of the Company (the "Outstanding Company Common Shares") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions will not constitute a Change in Control: (1) any acquisition directly from the Company (other than acquisition by virtue of the exercise of a conversion privilege),
(2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses
(1), (2) and (3) of subsection (iii) of this definition are satisfied;

            ii. Individuals who, as of May 20, 2004, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that any individual becoming a director subsequent to May 20, 2004 whose election, or nomination for election by the shareholders of the Company, was approved by a vote of at least two-thirds of the Directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulations 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

            iii. A reorganization, merger or consolidation of the Company, in each case, unless, following such reorganization, merger or consolidation, (1) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of Directors is then beneficially owned, directly or indirectly, by all or


                                       55
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                                                                      Exhibit 10

substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company Common Shares and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation, in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Shares and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation) beneficially owns, directly or indirectly, 10% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation, entitled to vote generally in the election of directors and (3) at least two-thirds of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation;

            iv. Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

            v. The sale or other disposition of all or substantially all of the assets or deposits of the Company, other than to a corporation with respect to which following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Shares and Outstanding Company Voting Securities immediately prior to such sale or other disposition of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the company or such corporation) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least two-thirds of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or

            vi. Reorganization, merger or consolidation of Sterling National Bank or sale or other disposition of all or substantially all of the assets or deposits of Sterling National Bank unless, in the case of a reorganization, merger or consolidation, the resulting entity is wholly owned by a corporation meeting the following requirements or, in the case of a sale or disposition, the sale or disposition is to a corporation meeting the following requirements (in each case after giving effect to the reorganization, merger, consolidation, sale or disposition and any related transactions): (A) more than two-thirds


                                       56
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                                                                      Exhibit 10

of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Shares and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation, sale or disposition, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least two-thirds of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger, consolidation, sale or disposition.

            13. Forfeiture of Benefits.

            Notwithstanding any other provision of this Plan, no payment of any unpaid award shall be made and any and all unexercised options and all rights under the Plan of a Participant who received such award or option grant (or his designated beneficiary or legal representatives) to the payment or exercise thereof shall be forfeited if, prior to the time of such payment or exercise, the Participant shall (i) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent,
(ii) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (iii) engage in any other activities which would constitute grounds for his discharge by the Company for cause.

            14. Transferability of Option and Awards.

            A Participant's rights and interests under the Plan may not be assigned or transferred except, in the case of a Participant' death, by will or the laws of descent and distribution.

            15. Amendment and Termination.

            The Board may at any time and from time to time to terminate, modify or amend the Plan in any respect; provided, however, that unless also approved or ratified by a vote of the majority of the holders of the outstanding Shares of the Company entitled to vote thereon, any such modification or amendment shall not (subject, however, to the provisions of Section 12) increase the maximum number of Shares for which Awards may be granted under the Plan. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award. Nevertheless, with the consent of the Participant affected, the Committee may amend outstanding Awards in a manner not inconsistent with the terms of the Plan.


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                                                                      Exhibit 10

            16. Funding of the Plans.

            This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan and payment of Awards shall be subordinate to the claims of the Company's general creditors. In no event shall interest be paid or accrued on any Award, including unpaid installments of Awards.

            17. Rights of Participants.

            No Participant or other person shall have any claim or right to be granted an Award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any rights to be retained as an officer, employee, or director of the Company.

            18. Withholding of Taxes.

            The Company shall have the right to deduct from all Awards paid in cash any federal, state or local taxes required by law to be withheld with respect to such cash Awards and, in the case of Awards paid in Shares, the Participant or other person receiving such Shares shall be required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such Awards paid in Shares. Without limiting the generality of the foregoing paragraph, unless otherwise provided in the written agreement between the Participant and the Company evidencing an Award, a Participant may satisfy, in whole or in part, the foregoing withholding tax liability (but not more than the minimum required withholding tax liability) by delivery of Shares owned by the Participant with a fair market value (determined as of the date of such delivery) equal to such withholding tax liability (provided that such Shares are not subject to any pledge or other security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such other requirements as the Stock Plans Committee may determine necessary in order to avoid an accounting earnings charge), or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise or settlement of the Award a number of Shares with a fair market value (determined as of the date of such withholding) equal to such withholding tax liability.

            19. Agreements with Participants.

            Each Award granted under this Plan shall be evidenced by a written instrument containing such terms and conditions as the Board shall approve.

            20. Requirements for Issuance of Shares.

            No Shares shall be issued or transferred upon payment of any Award payable hereunder unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Board. The Board shall have the right to condition any award of issuance of Shares made to any

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                                                                      Exhibit 10

Participant hereunder on such Participant's undertaking in writing to comply with such restrictions on his subsequent disposition of such Shares as the Board shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such Shares may be legended to reflect any such restrictions.

            21. Headings.

            Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

            22. Effective Date; Expiration Date.

            This Plan was originally effective as of February 20, 1992, has been reapproved by shareholders from time to time, is amended and restated as of May 20, 2004, and shall expire on April 18, 2012 (the tenth anniversary of the most recent approval of the Plan by shareholders prior to its amendment and restatement as of May 20, 2004), on and after which no Awards may be granted hereunder; provided, however, that the administration of the Plan shall continue in effect until all matters relating to Awards previously granted have been settled.

Dated: May 20, 2004

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                                                                      Exhibit 10

                                   APPENDIX I

                     OPTION GRANTS TO NON-EMPLOYEE DIRECTORS

            (a) Option Grant Dates. Non-qualified stock options to purchase 2,000 shares (such number to be subject to adjustment in the same manner as provided for outstanding options in Section 12 of the Plan) shall be granted automatically to each Non-Employee Director on the last day that the Company's Shares are traded on the New York Stock Exchange or other national securities exchange upon which the Shares are traded, or if the Shares are not then listed on a national securities exchange and are traded over-the-counter, on the date of the last trade as reported by NASDAQ, or if not reported by NASDAQ, on the day the last trade was reported, in each April from 1995 through 1999.

            (b) Purchase Price. The purchase price of Shares upon exercise of an option granted to a Non-Employee Director shall be 100% of the fair market value of the Shares on the date of grant of an option; which shall be: (i) if the Shares are then listed on a national securities exchange, the closing price of the shares on such date; provided, however, if on such date the Shares were traded on more than one national securities exchange, then the closing price on the exchange on which the greatest volume of Shares were traded on such day;
(ii) if the Shares are not then listed on a national securities exchange and are traded over the counter, the last sale price of the Shares on such date as reported by NASDAQ or, if not reported by NASDAQ, the average of the closing bid and asked prices for the Shares on such date; and (iii) if the Shares are neither then listed on a national securities exchange nor traded in the over-the-counter market, such value as the Committee shall in good faith determine. If the Shares are then listed on a national securities exchange or are traded over the counter but are not traded on the date of grant, then the purchase price of such shares shall be the closing price on the last day prior thereto on which such Shares were traded.

            (c) Exercisability and Term of Options. Each option granted a Non-Employee Director under the Plan shall become exercisable in four equal annual installments, commencing on the first anniversary of the date of grant. Each such option granted under the Plan shall expire five years from the date of the grant, and shall be subject to earlier termination as hereinafter provided. Notwithstanding anything herein to the contrary, all outstanding options granted to a Non-Employee Director shall become immediately exercisable upon the occurrence of a Change of Control.

            (d) Termination of Service. In the event of the termination of service on the Board by a Non-Employee Director, who is a holder of any option, other than by reason of death as set forth in paragraph (e) of this Appendix I or by reason of such Non-Employee Director's commencement of employment with the Company, the then outstanding options of such Non-Employee Director may be exercised only to the extent that they were exercisable on the date of such termination and shall expire three months after such termination, or on their stated expiration date, whichever occurs first.

                                                                      Exhibit 10

            (e) Death. In the event of the death of the Non-Employee Director who is a holder of any option, each of the then outstanding options of such Non-Employee Director will immediately mature in full and become exercisable by the Non-Employee Director's legal representative at any time within a period of six months after death, but in no event after the expiration date of the term of the option.

            (f) Payment. Options may be exercised only upon payment to the Company in full of the purchase price of the Shares to be delivered. Such payment shall be made in cash or check at the time of purchase, or by such other method as the Stock Plans Committee may allow.

            (g) Options Non-Assignable and Non-Transferable. Each option and all rights thereunder shall be non-assignable and non-transferable other than by will or the laws of descent and distribution and shall be exercisable during the Non-Employee Director's lifetime only by the Non-Employee Director or the Non-Employee Director's guardian or legal representative.

            (h) No Right to Continue as a Director. Neither the Plan nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that a Non-Employee Director has a right to continue as a Director for any period of time, or at any particular rate of compensation.

            (i) No Stockholders' Rights for Holders of Options. A holder of options shall have no rights as a shareholder with respect to the Shares covered by options granted hereunder until the date of the issuance of a stock certificate therefore, and no adjustment will be made for regular cash dividend distributions for which the record date is prior to the date such certificate is issued.

            (j) Limitation on Amendment. In order to comply with the executive provisions of Rule 16b-3 under the Exchange Act, no amendment of the provisions of this Appendix I which might otherwise be permitted, shall be made within six months of any other amendment hereto, unless such amendment shall be made to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder.

            (k) Defined Terms. Capitalized terms not otherwise defined in this Appendix I shall have the meaning given them in the Plan.

                                                                      Exhibit 10

                                   APPENDIX II

              AUTOMATIC GRANT OF OPTIONS TO NON-EMPLOYEE DIRECTORS

            i. Option Grant Dates. Non-qualified stock options to purchase 2,000, 2,000, 4,000, 4,000 and 4,000 shares, respectively, such number to be subject to adjustment in the same manner as provided for outstanding options in
Section 12 of the Plan (as originally adopted) shall be granted automatically to each Non-Employee Director on the last day that the Company's shares are traded on The New York Stock Exchange or other national securities exchange upon which the Shares are traded or if the Shares are not then listed on a national securities exchange and are traded over-the-counter on the date of the last trade as reported by NASDAQ or, if not reported by NASDAQ, the last trade which was reported in each June, from June 1998 through 2002.

            ii. Purchase Price. The purchase price of Shares upon exercise of an option shall be 100% of the fair market value of the Shares on the date of grant of an option, which shall be (i) if the Shares are then listed on a national securities exchange, the closing price of the Shares on such date, provided, however, if on such date the Shares were traded on more than one national securities exchange, then the closing price on the exchange on which the greatest volume of Shares were traded on such day; (ii) if the Shares are not then listed on a national securities exchange and are traded over-the-counter, the last sale price of the Shares on such date as reported by NASDAQ or, if not reported by NASDAQ, the average of the closing bid and asked prices for the Shares on such date; and (iii) if the Shares are neither then listed on a national securities exchange nor traded in the over-the-counter market, such value as the Committee shall in good faith determine. If the Shares are then listed on a national securities exchange or are traded over-the-counter but are not traded on the date of grant, then the purchase price of such shares shall be the closing price on the last day prior thereto on which such Shares were traded.

            iii. Exercisability and Term of Options. Each option granted a Non-Employee Director under the Plan will become exercisable in four equal annual installments, commencing on the first anniversary of the date of grant. Each such option granted under the Plan shall expire five years from the date of the grant, and shall be subject to earlier termination as hereinafter provided.

            iv. Termination of Service. In the event of the termination of service on the Board by the holder of any option, other than by reason of death as set forth in paragraph (v) hereof or by reason of such holders' commencement of employment with the Company, the then outstanding options of such holder may be exercised only to the extent that they were exercisable on the date of such termination and shall expire three months after such termination, or on their stated expiration date, whichever occurs first.

            v. Death. In the event of the death of the holder of any option, each of the then outstanding options of such holder will immediately mature in full and become exercisable by the holder's legal representative at any time within a period of six months after death, but in no event after the expiration date of the term of the option.

            vi. Payment. Options may be exercised only upon payment to the Company in full of the purchase price of the Shares to be delivered. Such payment shall be made in cash or check at the time of purchase, or by such other method as the Stock Plans Committee may allow.

            vii. Options Non-Assignable and Non-Transferable. Each option and all rights thereunder shall be non-assignable and non-transferable other than by will or the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder or the holder's guardian or legal representative.

            viii. No Right to Continue as a Director. Neither the Plan nor the granting of an option nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that a Non-Employee Director has a right to continue as a Director for any period of time, or at any particular rate of compensation.

            ix. No Stockholders' Rights for Holders of Options. A holder of options shall have no rights as a shareholder with respect to the Shares covered by options granted hereunder until the date of the issuance of a stock certificate therefor, and no adjustment will be made for regular cash dividend distributions for which the record date is prior to the date such certificate is issued.

                                                                      Exhibit 10

                                  APPENDIX III

              AUTOMATIC GRANT OF OPTIONS TO NON-EMPLOYEE DIRECTORS

            i. Option Grant Dates. Non-qualified stock options to purchase 2,000, 2,000, 2,000, 2,000 and 2,000 shares, respectively, such number to be subject to adjustment in the same manner as provided for outstanding options in
Section 12 of the Plan (as originally adopted) shall be granted automatically to each Non-Employee Director on the last day that the Company's shares are traded on The New York Stock Exchange or other national securities exchange upon which the Shares are traded or if the Shares are not then listed on a national securities exchange and are traded over-the-counter on the date of the last trade as reported by NASDAQ or, if not reported by NASDAQ, the last trade which was reported in June, 2000, and the last trade which was reported in each July, from July 2001 through 2004.

            ii. Purchase Price. The purchase price of Shares upon exercise of an option shall be 100% of the fair market value of the Shares on the date of grant of an option, which shall be (i) if the Shares are then listed on a national securities exchange, the closing price of the Shares on such date, provided, however, if on such date the Shares were traded on more than one national securities exchange, then the closing price on the exchange on which the greatest volume of Shares were traded on such day; (ii) if the Shares are not then listed on a national securities exchange and are traded over-the-counter, the last sale price of the Shares on such date as reported by NASDAQ or, if not reported by NASDAQ, the average of the closing bid and asked prices for the Shares on such date; and (iii) if the Shares are neither then listed on a national securities exchange nor traded in the over-the-counter market, such value as the Committee shall in good faith determine. If the Shares are then listed on a national securities exchange or are traded over-the-counter but are not traded on the date of grant, then the purchase price of such shares shall be the closing price on the last day prior thereto on which such Shares were traded.

            iii. Exercisability and Term of Options. Each option granted a Non-Employee Director under the Plan will become exercisable in four equal annual installments, commencing on the first anniversary of the date of grant. Each such option granted under the Plan shall expire five years from the date of the grant, and shall be subject to earlier termination as hereinafter provided.

            iv. Termination of Service. In the event of the termination of service on the Board by the holder of any option, other than by reason of death as set forth in paragraph (v) hereof or by reason of such holders' commencement of employment with the Company, the then outstanding options of such holder may be exercised only to the extent that they were exercisable on the date of such termination and shall expire three months after such termination, or on their stated expiration date, whichever occurs first.

            v. Death. In the event of the death of the holder of any option, each of the then outstanding options of such holder will immediately mature in full and

                                                                      Exhibit 10

become exercisable by the holder's legal representative at any time within a period of six months after death, but in no event after the expiration date of the term of the option.

            vi. Payment. Options may be exercised only upon payment to the Company in full of the purchase price of the Shares to be delivered. Such payment shall be made in cash or check at the time of purchase, or by such other method as the Stock Plans Committee may allow.

            vii. Options Non-Assignable and Non-Transferable. Each option and all rights thereunder shall be non-assignable and non-transferable other than by will or the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder or the holder's guardian or legal representative.

            viii. No Right to Continue as a Director. Neither the Plan nor the granting of an option nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that a Non-Employee Director has a right to continue as a Director for any period of time, or at any particular rate of compensation.

            ix. No Stockholders' Rights for Holders of Options. A holder of options shall have no rights as a shareholder with respect to the Shares covered by options granted hereunder until the date of the issuance of a stock certificate therefor, and no adjustment will be made for regular cash dividend distributions for which the record date is prior to the date such certificate is issued.

                                                                      Exhibit 10

                                   APPENDIX IV

              AUTOMATIC GRANT OF OPTIONS TO NON-EMPLOYEE DIRECTORS

            i. Option Grant Dates. Non-qualified stock options to purchase 2,500, 2,500, 2,500, and 2,500 shares, respectively, such number to be subject to adjustment in the same manner as provided for outstanding options in Section 12 of the Plan (as originally adopted) shall be granted automatically to each Non-Employee Director on the last day that the Company's shares are traded on The New York Stock Exchange or other national securities exchange upon which the Shares are traded or if the Shares are not then listed on a national securities exchange and are traded over-the-counter on the date of the last trade as reported by NASDAQ or, if not reported by NASDAQ, the last trade which was reported in each June, from June 2003 through 2006.

            ii. Purchase Price. The purchase price of Shares upon exercise of an option shall be 100% of the fair market value of the Shares on the date of grant of an option, which shall be (i) if the Shares are then listed, on a national securities exchange, the closing price of the Shares on such date, provided, however, if on such date the Shares were traded on more than one national securities exchange, then the closing price on the exchange on which the greatest volume of Shares were traded on such day; (ii) if the Shares are not then listed on a national securities exchange and are traded over-the-counter, the last sale price of the Shares on such date as reported by NASDAQ or, if not reported by NASDAQ, the average of the closing bid and asked prices for the Shares on such date; and (iii) if the Shares are neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Committee shall in good faith determine. If the Shares are then listed on a national securities exchange or are traded over-the-counter, but are not traded on the date of grant, then the purchase price of such shares shall be the closing price on the last day prior thereto on which such Shares were traded.

            iii. Exercisability and Term of Options. Each option granted a Non-Employee Director under the Plan will become exercisable in four equal annual installments, commencing on the first anniversary of the date of grant. Each such option granted under the Plan shall expire five years from the date of the grant, and shall be subject to earlier termination as hereinafter provided.

            iv. Termination of Service. In the event of the termination of service on the Board by the holder of any option, other than by reason of death as set forth in paragraph (v) hereof or by reason of such holders' commencement of employment with the Company, the then outstanding options of such holder may be exercised only to the extent that they were exercisable on the date of such termination and shall expire three months after such termination, or on their stated expiration date, whichever occurs first.

            v. Death. In the event of the death of the holder of any option, each of the then outstanding options of such holder will immediately mature in full and become exercisable by the holder's legal representative at any time within a period of six months after death, but in no event after the expiration date of the term of the option.

                                                                      Exhibit 10

            vi. Payment. Options may be exercised only upon payment to the Company in full of the purchase price of the Shares to be delivered. Such payment shall be made in cash or check at the time of purchase, or by such other method as the Stock Plans Committee may allow.

            vii. Options Non-Assignable and Non-Transferable. Each option and all rights thereunder shall be non-assignable and non-transferable other than by will or the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder or the holder's guardian or legal representative.

            viii. No Right to Continue as a Director. Neither the Plan nor the granting of an option nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that a Non-Employee Director has a right to continue as a Director for any period of time, or at any particular rate of compensation.

            ix. No Stockholders' Rights for Holders of Options. A holder of options shall have no rights as a shareholder with respect to the Shares covered by options granted hereunder until the date of the issuance of a stock certificate therefor, and no adjustment will be made for regular cash dividend distributions for which the record date is prior to the date such certificate is issued.

                                                                      Exhibit 10

                 FORM OF AWARD LETTER FOR NON-EMPLOYEE DIRECTORS

Dear

The Company's Stock Incentive Plan provides for the automatic award of non-qualified stock options to purchase _____ Common Shares of Sterling Bancorp to non-employee Directors on the last day of _______. Under the terms of the Plan, an award of _____ non-qualified stock options was granted to non-employee directors effective _______. Accordingly, you were granted an option to purchase up to _____ shares pursuant to this automatic option, exercisable in four equal annual installments of ___ shares each, the first such installment of ___ shares exercisable on and after _______. As in the past, the purchase price of the shares upon exercise of the option is equal to 100% of the closing price of the shares on The New York Stock Exchange on the day of grant. The closing price of Sterling Bancorp Common shares on _______ was $__.__.

If you have any questions, please do not hesitate to call me.

Sincerely,

                                                                      Exhibit 10

                        FORM OF AWARD LETTER FOR OFFICERS

Re: Option granted under the Stock Incentive Plan for Key Employees of Sterling Bancorp and its Subsidiaries (the "Plan")
      ------------------------------------------------------------------

Dear Mr.         :

                  This will confirm the terms of the Option granted to you on _________, under the Plan, by the Stock Plans Committee of the Board of Directors of Sterling Bancorp (this and other capitalized terms in this agreement have the meaning given them under the Plan, except where otherwise indicated):

                  (1) The option is to be an "Incentive Stock Option" complying with Section 422 of the Code, is for a total of ________ Shares at a price of $______ per share, the fair market value on the date of the Grant, shall become exercisable on the first anniversary of the date of grant and shall remain exercisable for a term of 10 years from the date of grant (subject, however, to earlier termination as provided in Section 9(b) of the Plan).

                  (2) The Option may be exercised by written notice to Sterling Bancorp as to all Shares as to which it is then exercisable or as to any portion thereof (but not less than 100 Shares) and the purchase price shall be payable in cash or any other property authorized pursuant to Section 8(a) of the Plan. The Option may be exercised only by you, subject to the right of your estate or legal representative to exercise to the extent permitted under the Plan.

                  (3) The number of shares subject to the Option and the Option price shall be adjusted in accordance with the terms of Section 12 of the Plan.

                                                                      Exhibit 10

                  (4) You agree that you will not dispose of any Shares acquired pursuant to the Option except in accordance with the registration requirements of the Securities Act of 1933 (including the exemptions thereunder) and that the Board may condition the issuance of Shares on your execution of an appropriate undertaking to such effect and may require the legending of the certificates representing the Shares, as authorized by Section 20 of the Plan.

                  (5) The terms of this Option Agreement are subject to those of the Plan and the requirements of Section 422 of the Code for incentive stock option treatment, which shall control in the event of any conflict.

                  Your signature will confirm your acceptance of the Option and the terms set forth above.

                                        Very truly yours,

                                        STERLING BANCORP


                                        Louis J. Cappelli
                                        Chairman and Chief Executive Officer

Accepted and Agreed:


___________________________